EXHIBIT 10.2

Upon recordation return to:      This  instrument  amends a certain
---------------------------      Missouri  Future  Advance  Deed of
Sanford B. Kaynor, Esq.          Trust dated as of February 19, 2001, and
Reboul, MacMurray, Hewitt,       recorded on February 20, 2001 in the
Maynard & Kristol                records of the St. Louis County Recorder
45 Rockefeller Plaza             of Deeds as Daily Number 450 ("DEED
New York, New York  10111        OF TRUST")


            MODIFICATION OF MISSOURI FUTURE ADVANCE DEED OF TRUST AND SECURITY AGREEMENT, INCLUDING APPOINTMENT OF SUCCESSOR TRUSTEE

         THIS MODIFICATION OF MISSOURI FUTURE ADVANCE DEED OF TRUST, AND SECURITY AGREEMENT, INCLUDING APPOINTMENT OF SUCCESSOR TRUSTEE (this "AGREEMENT") is made and entered into effective as of the 19th day of February, 2001 (the "AGREEMENT DATE"), by and between SAVVIS COMMUNICATIONS CORPORATION, a Missouri corporation ("GRANTOR") having a mailing address of 795 Office Parkway, St. Louis, Missouri 63141; WELSH, CARSON, ANDERSON & STOWE VII, L.P., a Delaware limited partnership having a mailing address of 320 Park Avenue, Suite 2500, New York, NY 10022; and WCAS MANAGEMENT CORPORATION, a Delaware corporation having a mailing address of 320 Park Avenue, Suite 2500, New York, NY 10022, as collateral agent, pursuant to that certain Agreement for the Appointment of Collateral Agent dated effective as of the Agreement Date, for the holders of the Notes issued under the Securities Purchase Agreement (as defined in the Deed of Trust) (such collateral agent or any successor agent appointed in accordance with the Agreement for the Appointment of Collateral Agent, herein, the "BENEFICIARY"). Capitalized terms utilized or otherwise defined herein shall have the meanings ascribed to them by the Deed of Trust. The following recitals form the basis of and are a material part of this Agreement:

         A. To secure indebtedness of Savvis Communications Corporation, a Delaware corporation, to the holders of the Notes issued pursuant to the Securities Purchase Agreement, Grantor granted to Steven D. Korenblat, as Trustee, for the benefit of Welsh, Carson, Anderson & Stowe VII, L.P., as Beneficiary, the Deed of Trust encumbering Grantor's interest, if any, in certain land and the improvements thereon more particularly described at EXHIBIT A attached hereto.

         B. The name of the Beneficiary is incorrectly provided in the Deed of Trust.

         C. The parties desire to enter into and record this Agreement to, among other things, correct the name of the Beneficiary as set forth in the Deed of Trust.

         NOW, THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Affirmation of Recitals; Incorporation of Definitions. The parties hereto agree that the foregoing recitals are true and correct and the definitions therein contained are incorporated by reference.

         2. Correction of Name of Beneficiary. Effective as of the Agreement Date, the name "Welsh, Carson, Anderson & Stowe, VII, L.P." wherever it appears shall be replaced with the name "WCAS Management Corporation, as collateral agent, pursuant to that certain Agreement for the Appointment of Collateral Agent dated effective as of the Agreement Date for the holders of the Notes issued under the Securities Purchase Agreement," and the Beneficiary under the Deed of Trust as of the Agreement Date is hereby made "WCAS Management Corporation, as collateral agent pursuant to that certain Agreement for the Appointment of Collateral Agent dated effective as of the Agreement Date for the holders of the Notes issued under the Securities Purchase Agreement." Beneficiary shall include any successor collateral agent appointed in accordance with the terms and conditions of the aforementioned Agreement for the Appointment of Collateral Agent. References to the Agreement for the Appointment of Collateral Agent, or the Securities Purchase Agreement, as the case may be, shall include, with respect to each such Agreement, any modifications, restatements or replacements of such Agreement made in accordance therewith.

         3. Certain Other Conforming Changes.

            (a) The phrase "to Beneficiary, as evidenced by" appearing in the second line of the first recital (or WHEREAS clause) on the first page of the Deed of Trust is hereby replaced effective as of the Agreement Date with the phrase "to the holders of". The phrase "among Borrower, Beneficiary and WCAS Management Corporation ("WCAS"),"appearing in lines four and five of the first recital is hereby replaced with the phrase "made and entered into by WCAS Management Corporation and Borrower, among others,".

            (b) The phrase "Beneficiary and WCAS" appearing in the second, third and fourth recitals (or WHEREAS clauses) on the first page of the Deed of Trust is hereby replaced effective as of the Agreement Date with the phrase "the holders of the Convertible Senior Secured Notes issued under the Securities Purchase Agreement".

            (c) The term "loan" appearing in the third recital (or WHEREAS clause) on the first page of the Deed of Trust is hereby replaced effective as of the Agreement Date with the term "loans and other extensions of credit".

            (d) Following "Beneficiary" in the fifth recital (or WHEREAS clause) on the first page of the Deed of Trust there shall be added effective as of the Agreement Date the phrase "and any of the holders of the Notes".

            (e) Should at any time the holder of any "Note(s)" determine to convert the indebtedness evidenced thereby into an equity interest in Borrower pursuant to the terms of the Securities Purchase Agreement, the Note(s) of such holder shall cease to be "Notes" for purposes hereof and shall not be hereby secured, nor shall any equity interest in Borrower or rights in securities of Borrower arising under any Note(s) or the Securities Agreement constitute Indebtedness secured by the Deed of Trust.

         4. Substitution of Trustee. Beneficiary hereby removes Steven D. Korenblat as the Trustee under the Deed of Trust and appoints Nicholas P. Verde who, subject to the further provisions of the Deed of Trust, shall serve as Trustee thereunder and whose address is 226 S. Meramec Avenue, St. Louis, Missouri 63105.

         5. Obligations Secured by Deed of Trust as Hereby Modified. The Deed of Trust is, and shall remain, the binding obligation of Grantor, and all of the provisions, terms, stipulations, conditions, covenants and powers contained therein shall stand and remain in full force and effect, except only as the same are herein and hereby expressly and specifically varied or amended, and the same are hereby ratified and confirmed.

         6. UCC Financing Statements. Grantor shall execute and deliver to Beneficiary such modifications to all UCC-1 financing statements as are necessary to correct erroneous references to the secured party under any UCC-1 financing statement delivered by Grantor pursuant to the Deed of Trust.

         7. Successors and Assigns. This Agreement and the Deed of Trust, each as hereby modified, shall be binding upon, and inure to the benefit of, the respective heirs, legal representatives, successors and permitted assigns of each of the parties thereto.

         8. Counterparts. This instrument may be executed in any number of counterparts and by different parties thereto in separate counterparts, with signature to each such counterpart constituting signature to all such counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

         9. Severability. If any provision of this Agreement shall be unlawful, then such provision shall be null and void, but the remainder of this Agreement shall remain in full force and effect and be binding on the parties.

         10. Oral Agreements. The following notice is provided pursuant to R.S. MO ss. 432.045; For purposes of this notice only "you" means the Grantor, each of "us" and "creditor" means Beneficiary, and "this writing" means the Deed of Trust, each as hereby modified, and the writings referenced therein or related thereto: ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU AND US FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS

THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

           [REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the Agreement Date.

                                   GRANTOR:

                                   Savvis Communications Corporation, a Missouri corporation


                                   By: /s/ Steven M. Gallant
                                      ------------------------------------------
                                   Print Name: Steven M. Gallant
                                              ----------------------------------
                                   Title: Vice President, General Counsel
                                         ---------------------------------------


                                   BENEFICIARY:

                                   WCAS Management Corporation, as Collateral
                                   Agent, pursuant to that certain Agreement for the Appointment of Collateral Agent dated effective as of the Agreement Date, for the holders of the Convertible Senior Notes issued under the Securities Purchase Agreement


                                   By: /s/ Jonathan M. Rather
                                      ------------------------------------------
                                       Jonathan M. Rather, Treasurer


Accepted and agreed:

Welsh, Carson, Anderson & Stowe VII, L.P.

By:    WCAS VII Partners, LP


       By  /s/ Jonathan M. Rather
         -------------------------------------
           Jonathan M. Rather, General Partner

                                    EXHIBIT A

              Legal Description of Land Described in Deed of Trust

Lot 1 of Mallinckrodt HQ Campus according to the plat thereof recorded in Plat Book 347 page 548 of the St. Louis County Records.